UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

Tastemaker Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39858	85-2478126
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1 Park Plaza
Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949)787-2910

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMKRU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TMKR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TMKRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 3, 2023, (i) David Pace and Andrew Pforzheimer resigned as Co-Chief Executive Officers of Tastemaker Acquisition Corp., a Delaware corporation (the “Company”), and as members of the board of directors of the Company (the “Board”), (ii) Gregory Golkin resigned as President of the Company and as a member of the Board, (iii) Christopher Bradley resigned as Chief Financial Officer and Secretary of the Company, and (iv) Daniel Fleischmann resigned as Chief Strategy Officer of the Company.

Additionally, effective July 3, 2023, the Company’s independent directors, Harold Rosser, Rick Federico, Starlette Johnson and Andrew Heyer, resigned as members of the Board and from all committees thereof on which he or she served. There were no disagreements between the Company and any of these individuals.

Effective July 3, 2023, the Company appointed Oleg Grodnensky, age 46, as Chief Executive Officer and Chairman of the Board.

Mr. Grodnensky is a repeat sponsor and a Managing Partner at Priveterra Capital, a strategic opportunity investments fund focusing on opportunities across healthcare and financial technology sectors. Priveterra Capital is also a majority sponsor of Priveterra Acquisition Corp. where Mr. Grodnensky currently serves as Chief Financial Officer, Chief Operating Officer and Secretary. On July 3rd, 2023 shareholders of Priveterra Acquisition Corp. approved its business combination with AEON Biopharma, Inc. and transaction is expected to close in July 2023. He received his BS in Economics and Mathematics from Duke University in 1998.

There are no arrangements or understandings between Mr. Grodnensky and any other person pursuant to which he was selected to serve as Chief Executive Officer of the Company or on the Board. There are also no transactions or relationships between Mr. Grodnensky and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Effective July 5, 2023, the Company elected Bill Carpou, Dimitri Azar and Cameron Piron to serve as independent members of the Board. Each of Messrs. Carpou, Azar and Piron is expected to serve on the Audit Committee and Compensation Committee of the Company.

Mr. Carpou serves as the Chief Executive Officer of OCTANe and a partner at Visionary Ventures, a firm he founded in April 2015. Prior to joining OCTANe, Mr. Carpou founded TheGreyGroup and served as its Managing Partner, focusing on revenue growth and operational improvement.

Dr. Azar serves as President and Chief Executive Officer of Twenty/Twenty Therapeutics, which was formed in August 2020 as a joint venture between Verily Life Sciences and Santen Pharmaceutical. Prior to this role, Dr. Azar served as Senior Director of Ophthalmic Innovations for Verily Life Sciences. He is currently Distinguished Professor of Ophthalmology and served as Dean of the University of Illinois College of Medicine from 2011 to 2018. Dr. Azar was also a Professor of Ophthalmology at Harvard Medical School from 2003 to 2006.

Mr. Piron co-founded Synaptive Medical, Inc. in April 2012 and currently serves as its President, Chief Strategy Officer and a member of its board of directors. Prior to these roles, he served as its Chief Executive Officer and Chairman. Since 2010, Mr. Pirone has also served as a member of the board of directors of Conavi Medical and Orthogonal, Inc.

In connection with their election to the Board, each of Messrs. Carpou, Azar and Piron is expected to be allocated interests in Tastemaker Sponsor LLC, the Company’s sponsor, representing 25,000 shares of Class B common stock, subject to certain terms and conditions. In addition, each of Messrs. Carpou, Azar and Piron entered into an indemnity agreement, which is substantially similar to the form of indemnity agreement filed as Exhibit 10.7 to the Company’s annual report on Form 10-K for the year ended December 31, 2022.

There are no arrangements or understandings between any of Messrs. Carpou, Azar or Piron and any other person pursuant to which each was selected to serve on the Board. There are also no transactions or relationships between any of Messrs. Carpou, Azar or Piron and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Matters.

Promissory Note Contribution

On July 3, 2023, Tastemaker Sponsor LLC (the “Sponsor”), in its capacity as a shareholder of the Company, contributed each of the outstanding promissory notes issued by the Company to the Sponsor, including those dated as of March 22, 2022, July 21, 2022, December 9, 2022 and January 11, 2023, in each case, as amended, restated, or otherwise modified from time to time, as a contribution to the capital of the Company, effective as of July 3, 2023.

Trust Contribution

On June 23, 2023, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on July 7, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (our “Charter”), to extend the date by which the Company must consummate a business combination (the “Extension”) from July 12, 2023 (the date which is 30 months from the closing date of the Company’s initial public offering of shares of Class A common stock (the “IPO”)) to January 12, 2024 (the date which is 36 months from the closing date of the IPO) (the “Extended Date” and such proposal, the “Extension Amendment Proposal”). The Extension Amendment Proposal is described in more detail in the Definitive Proxy Statement.

Additional Definitive Proxy Soliciting Materials

On July 5, 2023, the Company announced the postponement of the Special Meeting from the previously scheduled date of Friday, July 7, 2023, at 12:00 p.m., Eastern Time, to Monday, July 10, 2023, at 12:00 p.m., Eastern Time, in order to allow additional time for the Company to engage with its stockholders, and the resulting extension of the deadline from July 5, 2023 (two business days before the Special Meeting, as originally scheduled) to July 6, 2023 (two business days before the postponed Special Meeting) for delivery of redemption requests from the Company’s stockholders in connection with the Extension Amendment Proposal (the “Redemption Deadline Extension”). Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the May 22, 2023 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption request may do so by requesting that the transfer agent return such shares prior to the rescheduled meeting on July 10, 2023.

If the Extension Amendment Proposal is approved at the Special Meeting, then the Sponsor , or its designees, will deposit into the trust account as a loan, the lesser of (x) $60,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding in respect of such month-long period on each of July 17, 2023 and the 17th day of each subsequent calendar month until (but excluding) the Extended Date. The foregoing contributions are each referred to as a “Contribution” and each date for such Contribution, a “Contribution Date”. In the event that the Sponsor determines not to make any Contribution on an applicable Contribution Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated as promptly as practicable and the Company shall take all actions necessary to liquidate the Company as promptly as practicable and redeem each of the shares of Class A common stock in accordance with our Charter, including, if necessary, seeking approval of the Company’s stockholders to liquidate the Company prior to the Extended Date.

Any Contribution will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the requisite proposals are approved at the Special Meeting, the Sponsor, as the sole holder of shares of Class B common stock, has agreed to convert all of its shares of Class B common stock to shares of Class A common stock, on a one-for-one basis, in accordance with our Charter, upon the implementation of the Extension (collectively, the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any public shares in connection with the implementation of the Extension and would result in an additional 6,900,000 shares of Class A common stock outstanding. Notwithstanding the Class B Conversion, the Sponsor, as well as the Company’s officers and directors, will be not entitled to receive any funds held in the trust account with respect to any shares of Class A common stock issued to such holders as a result of the Class B Conversion and no additional amounts will be deposited into the trust account in respect of shares of Class A common stock held by the Sponsor.

SUPPLEMENT TO PROXY STATEMENT

OF

TASTEMAKER ACQUISITION CORP.

Dated July 5, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination from July 12, 2023 to January 12, 2024 (such date, the “Extended Date”). The purpose of the supplemental disclosures is to provide information about (i) the postponement of the Special Meeting related to the Definitive Proxy Statement, and (ii) the amendment to the Extension Amendment Proposal.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Special Meeting Date

The date of the Special Meeting has been postponed (the “Postponement”) and will be held at 12:00 p.m. Eastern Time on July 10, 2023 virtually via live webcast. It can be accessed by visiting https://www.cstproxy.com/tastemakeracquisition/ext2023.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of July 5, 2023 (two business days before the Special Meeting) for delivery of redemption requests from the Company’s stockholders to the Company’s transfer agent has been extended to July 6, 2023 (two business days before the postponed Special Meeting).

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the May 22, 2023 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares by July 10, 2023.

Extension Amendment Proposal and the Contribution

If the Extension Amendment Proposal is approved at the Special Meeting, then the Sponsor of the Company, Tastemaker Sponsor, LLC (the “Sponsor”), or its designees, will deposit into the trust account as a loan, the lesser of (x) $60,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding in respect of such month-long period on each of July 17, 2023 and the 17th day of each subsequent calendar month until (but excluding) the Extended Date. The foregoing contributions are each referred to as a “Contribution” and each date for such Contribution, a “Contribution Date”. In the event that the Sponsor determines not to make any Contribution on an applicable Contribution Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated as promptly as practicable and the Company shall take all actions necessary to liquidate the Company as promptly as practicable and redeem each of the shares of Class A common stock in accordance with our Charter, including, if necessary, seeking approval of the Company’s stockholders to liquidate the Company prior to the Extended Date.

Any Contribution will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the requisite proposals are approved at the Special Meeting, the Sponsor, as the sole holder of shares of Class B common stock, has agreed to convert all of its shares of Class B common stock to shares of Class A common stock, on a one-for-one basis, in accordance with the Charter, upon the implementation of the Extension (collectively, the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any public shares in connection with the implementation of the Extension and would result in an additional 6,900,000 shares of Class A common stock outstanding. Notwithstanding the Class B Conversion, the Sponsor, as well as the Company’s officers and directors, will be not entitled to receive any funds held in the trust account with respect to any shares of Class A common stock issued to such holders as a result of the Class B Conversion and no additional amounts will be deposited into the trust account in respect of shares of Class A common stock held by the Sponsor.

Beneficial Ownership of Securities

The section of the Definitive Proxy Statement entitled “Beneficial Ownership of Securities” is hereby amended and restated to read as follows:

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock based on information obtained from the persons named below and filings on Schedule 13G made with the SEC, with respect to the beneficial ownership of shares of our common stock, by:

•            each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•            each of our executive officers and directors that beneficially owns shares of our common stock; and

•            all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

		Class A Common Stock		Class B Common Stock
				Approximate
Name and Address of Beneficial Owners(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned(2)	% of Class	Percentage of Outstanding Common Stock
Tastemaker Sponsor LLC(3)	—	—	6,900,000	100.0%	70.2%
Oleg Grodnensky(3)	—	—	6,900,000	100.0%	70.2%
Bill Carpou	—	—	—	—	—
Dimitri Azar	—	—	—	—	—
Cameron Piron	—	—	—	—	—
All directors and executive officers as a group (four individuals)	—	—	6,900,000	100.0%	70.2%
Citadel Securities, LLC(4)	1,658	5.7%	—	—	1.7%
Meteora Capital, LLC(5)	316,211	10.8%	—	—	3.2%
Polar Asset Management Partners Inc(6)	300,000	10.2%	—	—	3.1%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 1 Park Place, Irvine, CA 92614.
(2)	Interests shown consist solely of Founder Shares, classified as shares of Class B Common Stock. Such shares will automatically convert into shares of Class A Common Stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.
(3)	Our Sponsor is the record holder of such shares. Oleg Grodnensky, our Chief Executive Officer, is the managing member of our Sponsor. Consequently, Mr. Grodnensky may be deemed to beneficially own the shares held by the Sponsor and share voting and dispositive control over such securities. Mr. Grodnensky disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly. The Sponsor is a Delaware limited liability company, which is not controlled by, and does not have substantial ties to, any non-U.S. person.
(4)	According to a Schedule 13G/A filed with the SEC on February 14, 2023 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin with respect to the shares owned by Citadel Securities. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. Citadel Securities, CALC4, CSGP and Mr. Griffin share voting and dispositive power with respect to 1,658 of the shares. The principal business address of each of Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP and Mr. Griffin is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(5)	According to a Schedule 13G filed with the SEC on April 11, 2023, Meteora Capital, LLC (“Meteora”) and Vik Mattel share voting and dispositive power over the reported shares. Meteora serves as investment manager of certain funds and managed accounts (the “Meteora Funds”) and Mr. Mattel serves as the Managing Member of Meteora with respect to the shares of Class A Common Stock held by the Meteora Funds. The principal business office address of each of Meteora and Vik Mattel is 1200 N Federal Hwy, #200, Boca Raton FL 33432.
(6)	Based on a Form 3 filed with the SEC on December 23, 2022, by Polar Asset Management Partners Inc. (“Polar”), which serves as investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), and has sole voting and investment discretion with respect to the public shares that are held by PMSMF. Polar disclaims beneficial ownership of these securities and filed the Form 3 due to the redemption of 24,673,073 shares of A Common Stock in connection with the First Extension Amendment, after which Polar’s aggregate beneficial ownership was above 10% of the Class A Common Stock.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus dated January 7, 2021, relating to its IPO, and other risks and uncertainties indicated from time to time in the Definitive Proxy Statement delivered to the Company’s stockholders, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company.

Additional Information and Where to Find It

The Company has filed with the SEC the Definitive Proxy Statement in connection with the Special Meeting and, beginning on June 22, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the May 22, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2023

TASTEMAKER ACQUISITION CORP.

	By:	/s/ Oleg Grodnensky
	Name:	Oleg Grodnensky
	Title:	Chief Executive Officer